Exhibit 10.16

Grain Food Purchase Contract

Contract No. [see attached schedule]

Party A (Purchaser): Fujian Grand Farm Foods Development Co., Ltd.

Party B (Seller): [see attached schedule]

Pursuant to the Contract Law of the People’s Republic of China, the Regulations on Sales and Purchases of Grain, and other relevant laws and regulations, and based on the principles of fairness, justice and good faith, Party A and Party B, through mutual consultation, hereby enter into the following contract for purchase of grain food:

I.	Quantity, Specifications, Price and Date of Purchase

Name of Product	Specifications	Quantity	Unit Price	Total Purchase Price	Date of Shipping
[see attached schedule]	Roughness ≥77% Milled rice ≥ 60% Impurities ≤1% Water content ≤14.5%	[see attached schedule]	[see attached schedule]	[see attached schedule]	[see attached schedule]

II.	Grain Price

1.
The parties shall determine the lowest purchase price at the time of executing this Contract. The agreed lowest purchase price shall not be lower than the lowest purchase price set by the government. If the market price is lower than the agreed lowest purchase price, the purchase shall be based on the agreed lowest price; if the market price is higher than the agreed lowest purchase price, the purchase shall be based on the market price.

2.	The total purchase price shall be calculated based on the quantity purchased and the purchase price.

III.	Packaging

The products shall be packed in bags. Part B shall pay for the packaging.

IV.	Method of Shipping

1.           Time and Quantity

(1)           [see attached schedule]

(2)	If the delivery quantity is inconsistent with the quantity set forth in this Agreement, total payment shall be calculated based on the quantity delivered.

2.	Shipping

(1)	Party B shall ship the product to: No. 2089 East Hanhua Road, Guohuan Town, Hanjiang District, Putian City.

(2)           Party B shall pay for the shipping.

V.	Inspection upon Receipt

The parties shall work together on the inspection upon Party A’s receipt of the product. Party A shall issue a proof of receipt when the inspection is complete. Any disagreement as to the inspection result shall be resolved based on the result of a quality inspection to be undertaken by the local grain food inspection organization of competent qualification. The responsible party shall be liable for the expense of such inspection.

VI.	Payment Method: [see attached schedule]

VII.	Breach of Agreement

1.	Either party shall be subject to a late fee equal to 1% of the contract price for each day that the party fails to deliver or to take delivery on time.

2.	Party A shall be subject to a late fee equal to 1% of the contract price for each day of late payment.

3.	Any inconsistency in the grain food shipped by Party B to the specifications set forth in this Agreement shall be resolved by the parties through consultation.

VIII.	Dispute Resolution

Any dispute arising from the performance of this contract shall be resolved through consultation or negotiation by the parties, or be submitted to the people’s court.

IX.	Miscellaneous

This contract shall become effective upon the parties’ signatures or corporate seals. This contract shall be executed into two duplicate originals with equivalent effect, and each party shall hold one duplicate original.

Party A: Fujian Grand Farm Foods Development Co., Ltd.

Party B: [see attached schedule]

Execution Date: [see attached schedule]

Schedule to Grain Food Purchase Contract
(per Instruction 2 of Item 601 of Regulation S-K)

Contract No.	Party B (Seller)	Name of Product	Quantity (mt)	Unit Price (RMB)	Total Purchase Price (RMB)	Shipping Date	Payment Method	Execution Date
TXLY09412	Jiangxi Longyan Rice Co., Ltd.	rice grain	4,000	2,400	9,600,000	6-30-2009	immediate	4-12-2009
TXLY09623	Jiangxi Longyan Rice Co., Ltd.	rice grain	4,000	2,400	9,600,000	9-30-2009	immediate	6-23-2009
TXLY091010	Jiangxi Longyan Rice Co., Ltd.	rice grain	4,000	2,400	9,600,000	12-31-2009	immediate	10-10-2009
TL091225	Jiangxi Longyan Rice Co., Ltd.	rice grain	4,520	2,650	11,978,000	3-31-2010	after delivery	3-12-2010
TL100312	Jiangxi Longyan Rice Co., Ltd.	Jiangxi rice grain	3,200	2,655	8,496,000	6-30-2010	after delivery	3-12-2010
TL100506	Jiangxi Longyan Rice Co., Ltd.	Jiangxi rice grain	3,020	2,655	8,018,100	6-30-2010	after delivery	5-6-2010
TL110115	Jiangxi Longyan Rice Co., Ltd.	Jiangxi rice grain	550	3,360	1,848,000	2-28-2011	To be negotiated	1-15-2011
FJLH090403	Liaoyang Liaozhong County Yangshigang Town Fengju Cereal Factory	rice grain	6,000	2,220	13,320,000	6-30-2009	immediate	4-3-2009
FJLH090712	Liaoyang Liaozhong County Yangshigang Town Fengju Cereal Factory	rice grain	4,150	2,220	9,213,000	9-30-2009	immediate	7-12-2009
FJLH091015	Liaoyang Liaozhong County Yangshigang Town Fengju Cereal Factory	rice grain	6,730	2,220	14,940,600	12-31-2009	immediate	10-15-2009
TJ090225	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	1,250	1,600	2,000,000	3-31-2009	after delivery	2-25-2009
TJ090428	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	422	1,420	599,240	5-31-2009	after delivery	4-28-2009
TJ090522	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	1,250	1,700	2,125,000	6-30-2009	after delivery	5-22-2009
TJ0909619	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Brown rice grain	1,770	2,300	7,925,400	8-31-2009	after delivery	6-19-2009
		Rice grain	2,190	1,760
TJ090812	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	4,220	1,800	7,596,000	10-31-2009	after delivery	8-12-2009
TJ091019	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	1,450	2,000	2,900,000	12-31-2009	after delivery	10-19-2009
TJ091030	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	1,120	2,146.67	2,404,270	11-30-2009	after delivery	10-30-2009
TJ091118	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	1,100	2,475	2,722,500	12-31-2009	after delivery	11-18-2009
TJ091216	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	1,580	1,960	3,096,800	2-28-2010	Letter of credit	12-16-2009
		Northeastern rice grain	2,000	2,550	5,100,000	1-30-2010
TJ100125	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	1,080	2,074.50	2,240,460	3-20-2010	Letter of credit	1-25-2010
		Northeastern rice grain	4,400	2,475	10,890,000	3-31-2010
TJ100302	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	1,880	2,124.50	3,994,060	4-30-2010	To be negotiated	3-2-2010
TJ100320	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	1,040	2,160	2,246,400	4-30-2010	To be negotiated	3-20-2010
		Northeastern rice grain	4,200	2,485	10,437,000	5-31-2010
TJ100421	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain (early harvest)	760	1,790	1,360,400	5-31-2010	To be negotiated	4-21-2010
		Rice grain (late harvest)	1,200	1,950	2,340,000	5-31-2010
TJ100425	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain (early harvest)	118	1,900	224,200	5-31-2010	To be negotiated	4-25-2010
		Northeastern rice grain	1,000	2,485	2,485,000	5-31-2010
TJ100503	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Northeastern rice	2,120	2,500	5,300,000	6-30-2010	To be negotiated	5-3-2010
TJ100509	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain (early harvest)	2,200	1,898	4,175,600	6-30-2010	To be negotiated	5-9-2010
TJ100603	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain	983	1,974	1,940,442	8-31-2010	After delivery	6-3-2010

TJ100608	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	Rice grain (late harvest)	5,200	1,960	10,192,000	7-31-2010	To be negotiated	6-8-2010
TJ100708	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	rice grain (late harvest)	3,000	1,930	5,790,000	8-30-2010	to be jointly decided	7-8-2010
TJ100809	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	rice grain (late harvest)	3,000	1,930	5,790,000	9-30-2010	to be jointly decided	8-9-2010
TJ10121801	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	rice grain (late harvest)	2,700	2,270	6,129,000	1-31-2011	To be negotiated	12-18-2010
TJ10122701	Fuzhou Hedong Cereal and Oil Trading Co., Ltd.	rice grain (late harvest)	2,700	2,300	6,210,000	1-31-2011	To be negotiated	12-27-2010
TJ11010501	Fuzhou Hedong Cereal and Oil Trading Co., Ltd	rice grain (late harvest)	4,900	2,355	11,539,500	2-28-2011	To be negotiated	1-25-2011
TJ11021501	Fuzhou Hedong Cereal and Oil Trading Co., Ltd	rice grain (late harvest)	1,150	2,360	2,714,000	3-31-2011	To be negotiated	2-25-2011
txnz10101201	Dehui Daoxiangtian Rice Co., Ltd.	northeast rice grain	3,600	2,750	9,900,000	1-31-2011	To be negotiated	10-12-2010
txnz10122401	Dehui Daoxiangtian Rice Co., Ltd.	northeast rice grain	4,000	3,230	12,920,000	2-28-2011	To be negotiated	12-24-2010
txnz11022401	Dehui Daoxiangtian Rice Co., Ltd.	northeast rice grain	3,900	3,000	11,700,000	3-31-2011	To be negotiated	2-24-2011
txnz10121901	Bayan Xinli Cereal and Oil Trading Co., Ltd	northeast rice grain	4,200	3,100	13,020,000	1-31-2011	To be negotiated	12-19-2010
txnz11010201	Bayan Xinli Cereal and Oil Trading Co., Ltd	northeast rice grain	3,300	3,230	10,659,000	2-28-2011	To be negotiated	1-2-2011
txnz11022201	Bayan Xinli Cereal and Oil Trading Co., Ltd	northeast rice grain	2,400	3,010	7,224,000	3-31-2011	To be negotiated	2-22-2011
txnz10100201	Jilin Futian Cereal and Oil Trading Co., Ltd	northeast rice grain	3,900	2,750	10,725,000	1-31-2011	To be negotiated	10-2-2010
txnz10122201	Jilin Futian Cereal and Oil Trading Co., Ltd	northeast rice grain	3,700	3,230	11,951,000	2-28-2011	To be negotiated	12-22-2010
txnz11022001	Jilin Futian Cereal and Oil Trading Co., Ltd	northeast rice grain	3,400	3,000	10,200,000	3-31-2011	To be negotiated	2-20-2011